                                                     Registration No. 333-______

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                        VISTA INFORMATION SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                                  41-1293754
 ---------------------------------        ------------------------------------
   (State or other jurisdiction           (I.R.S. employer identification no.)
 of incorporation or organization)

                            5060 SHOREHAM PLACE, #300
                           SAN DIEGO, CALIFORNIA 92122
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                        VISTA INFORMATION SOLUTIONS, INC.
                            1998 EMPLOYEE 401(K) PLAN
                             1999 STOCK OPTION PLAN
                             ----------------------
                            (Full title of the plan)

                               E. STEVENS HAMILTON
                      CHIEF FINANCIAL OFFICER AND SECRETARY
                        Vista Information Solutions, Inc.
                            5060 Shoreham Place, #300
                           SAN DIEGO, CALIFORNIA 92122
                     ---------------------------------------
                     (Name and address of agent for service)


   Telephone number, including area code, of agent for service: (619) 450-6100

         This registration statement shall become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Title of securities to     Amount to be       Proposed maximum          Proposed maximum          Amount of
be registered              registered(1)      offering price per        aggregate offering        Registration
                                              share (2)                 price                     Fee
----------------------------------------------------------------------------------------------------------------
1998 EMPLOYEE 401(k) PLAN
Common Stock                     400,000               $4.8595                  $1,943,800        $513.16
Par Value $0.001

1999 STOCK OPTION PLAN
Common Stock                    3,000,000              $4.8595                  $14,578,500        $3,848.72
Par Value $0.001

TOTALS                          3,400,000              $4.8595                  $16,522,300        $4,361.88

================================================================================================================


----------
1   In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement includes an indeterminate number of additional shares as may be issuable as a result of anti-dilution provisions described herein.

2   Estimated solely for the purpose of calculating the Registration Fee. The price is based upon the average between the high and low sale prices of the Registrant's Common Stock on February 3, 2000 on the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed with the Securities and Exchange Commission (the "Commission") by the Company are incorporated by reference in this Registration Statement:

         (1) The Company's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 1998;

         (2) The Company's Report on Form 8-K filed on January 29, 1999, as amended on March 30, 1999;

         (3) The Company's Quarterly Report on Form 10-QSB for the period ended March 30, 1999;

         (4) The Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999;

         (5) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 1999;

         (6) The Company's Report on Form 8-K filed on January 3, 2000;

         (7) All other reports filed by the Company pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1998; and

         (8) The description of the Company's Common Stock contained in its Registration Statement on Form 10, including any amendments or reports filed for the purpose of updating such description.

         All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered pursuant to this Registration Statement have been sold or that deregisters all shares of Common Stock then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         The class of securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Inapplicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Delaware law authorizes corporations to eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach or alleged breach of the directors' "duty of care." While the relevant statute does not change directors' duty of care, it enables corporations to limit available relief to equitable remedies such as injunction or rescission. The statute has no effect on directors' duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, illegal payment of dividends and approval of any transaction from which a director derives an improper personal benefit.

         The Company has adopted provisions in its Certificate of Incorporation which eliminate the personal liability of its directors to the Company and its stockholders for monetary damages for breach or alleged breach of their duty of care. The By-Laws of the Company provide for indemnification of its directors, officers, employees and agents to the fullest extent permitted by the General Corporation Law of the State of Delaware, the Company's state of incorporation, including those circumstances in which indemnification would otherwise be discretionary under Delaware Law. Section 145 of the General Corporation Law of the State of Delaware provides for indemnification in terms sufficiently broad to indemnify such individuals, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Inapplicable.

ITEM 8.  EXHIBITS

         See Exhibit Index. The undersigned registrant hereby undertakes to submit the Plan and any amendments thereto to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS

         (a)      RULE 415 OFFERING

                  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(l)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b)      FILING INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY
                  REFERENCE

                  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) REQUEST FOR ACCELERATION OF EFFECTIVE DATE OR FILING OF REGISTRATION STATEMENT ON FORM S-8

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on February 8, 2000.


                                      Vista Information Solutions, Inc.


                                      *By: /s/ Thomas R. Gay
                                           ----------------------------------
                                           Thomas R. Gay, President and Chief
                                           Executive Officer

                                POWER OF ATTORNEY

         The officers and directors of Vista Information Solutions, Inc. whose signatures appear below, hereby constitute and appoint Thomas R. Gay and E. Steven Hamilton, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their, her or his substitutes, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on February 8, 2000.


Signature                                                 Title
-----------------------------------------------------------------------------------------------------------

/s/ Thomas R. Gay
-----------------------------------
Thomas R. Gay                                             President, Chief Executive Officer (Principal
                                                          Executive Officer) and Director


                *
-----------------------------------
Neil A. Johnson                                           Vice President, Financial Officer (Principal
                                                          Financial Officer)


                *
-----------------------------------
Brian Conn                                                Controller (Principal Accounting Officer)


                *
-----------------------------------
Jay D. Seid                                               Chairman of the Board


                *
-----------------------------------
Richard J. Freeman                                        Director


                *
-----------------------------------
Earl Gallegos                                             Director


                *
-----------------------------------
Martin F. Kahn                                            Director


                *
-----------------------------------
Patrick A. Rivelli                                        Director


                *
-----------------------------------
Robert Boscamp                                            Director


                                  EXHIBIT INDEX


         Ex. #             Description                                                                     Location
         -----             -----------                                                                     --------
         4.1.              Articles of Incorporation............................................................(1)

         4.2.              By-Laws of the Company...............................................................(1)

         5.1.              Opinion and Consent of Gray Cary Ware & Freidenrich LLP..............................(2)

         23.1              Consent of Deloitte & Touche, LLP....................................................(2)

         23.2.             Consent of McGladrey & Pullen, LLP...................................................(2)

         23.3.             Consent of Gray Cary Ware & Freidenrich LLP (See Exhibit 5.1)........................(2)

         24.1.             Power of Attorney (See Signature Page)...............................................(2)


         (1) Incorporated by reference to the exhibits to the Company's Definitive Proxy Statement on Form DEFS14A, filed February 17, 1998.

         (2)               Filed herewith.



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